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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

             KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D., David P. Koppe and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of the sale of common stock of United HealthCare Corporation (the "Company") pursuant to warrants the Company assumed in connection with its merger with HealthWise of America, Inc., and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits to such Registration Statement, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, this Power of Attorney has been signed on the 17th day of May, 1996, by the following persons.



/s/ William W. McGuire, M.D.            /s/ Douglas W. Leatherdale
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William W. McGuire, M.D.                Douglas W. Leatherdale


/s/ David P. Koppe
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David P. Koppe                          Elizabeth J. McCormack


/s/ William C. Ballard, Jr.             /s/ Gail R. Wilensky
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William C. Ballard, Jr.                 Gail R. Wilensky


/s/ Richard T. Burke                    /s/ William G. Spears
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Richard T. Burke                        William G. Spears


/s/ James A. Johnson                    /s/ Kennett L. Simmons
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James A. Johnson                        Kennett L. Simmons


/s/ Thomas H. Kean
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Thomas H. Kean